BLACKROCK FUNDSSM

BlackRock Infrastructure Sustainable Opportunities Fund

(the “Fund”)

Supplement dated May 30, 2024 to the Statement of Additional Information (“SAI”) of the Fund, dated September 28, 2023, as supplemented to date

Effective May 31, 2024, the following changes are made to the Fund’s SAI:

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Manager

Balfe Morrison is the portfolio manager and is primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of September 30, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balfe Morrison	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio manager’s compensation as of September 30, 2023.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

The last sentence of the second paragraph of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

The portfolio manager is eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of September 30, 2023, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Balfe Morrison	None

The last three sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that the portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. The portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this fund is not entitled to receive a portion of incentive fees of other accounts.

Shareholders should retain this Supplement for future reference.

SAI-ISO-0524SUP

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